EXHIBIT 25.1
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ___________________________
                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
               _________________________________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
              __________________________________________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                                                                                13-5160382
(State of incorporation                                                                                           (I.R.S. employer
if not a national bank)                                                                                        identification No.)
1 WALL STREET                                                                                                                10286
NEW YORK, NEW YORK                                                                                                      (Zip Code)
(Address of principal executive offices)
                                                         Michael Shepherd
                                                          General Counsel
                                                          One Wall Street
                                                            15th Floor
                                                     New York, New York 10286
                                                         Tel: 212 635-6748
                                     (Name, address and telephone number of agent for service)
                                          ______________________________________________
                                                GRACECHURCH CARD FUNDING (NO.6) PLC
                                        (Exact name of obligor as specified in its charter)
ENGLAND AND WALES                                                                                                             NONE
(State or other jurisdiction of incorporation or organization)                                                    (I.R.S. employer
                                                                                                               identification No.)
54 LOMBARD STREET                                                                                                              N/A
LONDON EC3P 3AH                                                                                                         (Zip Code)
UNITED KINGDOM
(Address of principal executive offices)
                                             _________________________________________
                                       $675,000,000 Class A Floating Rate Asset-Backed Notes
                                       $37,500,000 Class B Floating Rate Asset-Backed Notes
                                       $37,500,000 Class C Floating Rate Asset-Backed Notes
                                                (Title of the indenture securities)
                                             _________________________________________
                                                      BARCLAYCARD FUNDING PLC
                                        (Exact name of obligor as specified in its charter)


ENGLAND AND WALES                                                                                                             NONE
(State or other jurisdiction of incorporation or organization)                                                    (I.R.S. employer
                                                                                                               identification No.)
54 LOMBARD STREET                                                                                                              N/A
LONDON EC3P 3AH                                                                                                         (Zip Code)
UNITED KINGDOM
(Address of principal executive offices)
                                             _________________________________________
                                    (POUND) 402,825,000* Series 04-1 Floating Rate Medium Term
                                                     Note Certificate Due 2007
                                                (Title of the indenture securities)
                                             _________________________________________
*   This  amount  is  the  sterling equivalent of $750,000,000 converted using the exchange rate referred to under the "U.S. Dollar
Presentation" section of the Prospectus.  The actual sterling principal amount of the series 04-1 medium term note certificate will be the sterling equivalent of $750,000,000 using the fixed exchange rate in the swap agreements.
                                             _________________________________________

                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

      Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

      Board  of  Governors  of  the  Federal Reserve System, Washington,  D.C.,
      20551.

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045.

      Federal Deposit Insurance Corporation, Washington, D.C., 20429.

(b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

ITEM 16.  LIST OF EXHIBITS

Exhibits identified in parentheses below, on file with the Commission, are incorporated by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

2.    None;   Certificate   of  Authority  being  contained  in  the  documents
      identified above as Exhibit 1.

3. None; authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

5.    Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 34-44051.)

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.    Not applicable.

9.    Not applicable.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 26th day of February, 2004.



                                         THE BANK OF NEW YORK

                                         By:   /S/ KATE RUSSELL
                                         Name: Kate Russell
                                         Title:       AVP

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                      Dollar Amounts In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.....                                   $4,257,371
   Interest-bearing balances..............................                                    6,048,782
Securities:
   Held-to-maturity securities............................                                      373,479
   Available-for-sale securities..........................                                   18,918,169
Federal funds sold in domestic offices....................                                    6,689,000
Securities purchased under agreements to resell...........                                    5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale.........................                                      616,186
   Loans and leases, net of unearned income...............                                   38,342,282
   LESS: Allowance for loan and lease losses..............                                      819,982
   Loans and leases, net of unearned income and allowance.                                   37,522,300
   Trading Assets.........................................                                    5,741,193
   Premises and fixed assets (including capitalized leases)                                     958,273
Other real estate owned...................................                                          441
Investments in unconsolidated subsidiaries and associated companies
                                                                                                257,626
Customers' liability to this bank on acceptances outstanding                                    159,995
Intangible assets
   Goodwill...............................................                                    2,554,921
   Other intangible assets................................                                      805,938
Other assets..............................................                                    6,285,971
Total assets..............................................                                  $96,483,434
                                                                                            -----------
LIABILITIES
Deposits:
   In domestic offices....................................                                  $37,264,787
   Noninterest-bearing....................................                                   15,357,289
   Interest-bearing.......................................                                   21,907,498
   In foreign offices, Edge and Agreement subsidiaries, and IBFs                             28,018,241
   Noninterest-bearing....................................                                    1,026,601
   Interest-bearing                                                                          26,991,640
Federal funds purchased in domestic offices...............                                      739,736
Securities sold under agreements to repurchase............                                      465,594
Trading liabilities.......................................                                    2,456,565

                                      -6-



Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)
                                                                                              8,994,708
Bank's liability on acceptances executed and outstanding..                                      163,277
Subordinated notes and debentures.........................                                    2,400,000
Other liabilities.........................................                                    7,446,726
                                                                                            -----------
Total liabilities.........................................                                  $87,949,634
                                                                                            -----------
Minority interest in consolidated subsidiaries............                                      519,472
EQUITY CAPITAL
Perpetual preferred stock and related surplus.............                                            0
Common stock..............................................                                    1,135,284
Surplus...................................................                                    2,056,273
Retained earnings.........................................                                    4,694,161
Accumulated other comprehensive income....................                                      128,610
Other equity capital components...........................                                            0
                                                                                            -----------
Total equity capital......................................                                    8,014,328
                                                                                            -----------
Total liabilities minority interest and equity capital....                                  $96,483,434
                                                                                            -----------


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


Thomas J. Mastro,
Senior Vice President and Comptroller



We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                Directors
Alan R. Griffith

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